                                                 OPPENHEIMER MULTISECTOR INCOME TRUST
                                                 Supplement dated June 3, 2002 to the
                                      Statement of Additional Information dated February 28, 2002

The following is added to the Statement of Additional Information:

         Credit Derivatives.  The Fund may enter into credit default swaps, both (i) directly and (ii) indirectly in the form of a
         swap embedded within a structured note, to protect against the risk that a security will default.   The Fund pays a fee to
         enter into the trade and receives a fixed payment during the life of the swap.   If there is a credit event (for example,
         the security fails to timely pay interest or principal), the Fund either delivers the defaulted bond (if the Fund has taken the short position in the credit default swap, also known as "buying credit protection") or pays the par amount of the defaulted bond (if the Fund has taken the long position in the credit default swap note, also know as "selling credit protection").  Risks of credit default swaps include the cost of paying for credit protection if there are no credit events, and adverse pricing when purchasing bonds to satisfy its delivery obligation where the Fund took a short position in the swap and there has been a credit event.

         The Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded
         within a structured note ("funded swaps"), to protect against the risk that a security will default.    Unfunded and funded
         credit default swaps may be on a single security, or on a basket of securities. The Fund pays a fee to enter into the swap
         and receives a fixed payment during the life of the swap.    The Fund may take a short position in the credit default swap
         (also known as "buying credit protection"), or may take a long position in the credit default swap note (also known as
         "selling credit protection").

         The Fund would take a short position in a credit default swap (the "unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers.  If the short credit default swap is against a corporate issue, the Fund must own that corporate issue. However, if the short credit default swap is against sovereign debt, the Fund may own either:
         (i) the reference obligation, (ii) any sovereign debt of that foreign country, or (iii) sovereign debt of any country that the Manager determines is closely correlated as an inexact bona fide hedge.

         If the Fund takes a short position in the credit default swap, if there is a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring), the Fund will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds.  An associated risk is adverse pricing when purchasing bonds to satisfy the delivery obligation.  If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

         Taking a long position in the credit default swap note (i.e., purchasing the "funded swap") would increase the Fund's exposure to specific high yield corporate issuers.  The goal would be to increase liquidity in that market sector via the swap note and its  associated increase in the number of trading instruments, the number and type of market participants, and market capitalization.

         If the Fund takes a long position in the credit default swap note, if there is a credit event the Fund will pay the par
         amount of the bonds and the swap counterparty will deliver the bonds.   If the swap is on a basket of securities, the
         notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

         The Fund will invest no more than 25 % of its total assets in "unfunded" credit default swaps.

         The Fund will limit its investments in "funded" credit default swap notes to no more than 10% of its total assets.

         Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Fund is long or short the swap, respectively).

June 3, 2002                                                                                    PX0680.001